UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33830 (Commission File Number)	51-0653027 (I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah (Address of Principal Executive Offices)	84101 (Zip Code)

(801) 649-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01   Regulation FD Disclosure.

On February 11, 2013, EnergySolutions, Inc. (the “Company”, “EnergySolutions”, “we”, “us” or “our”)  confirmed that we have substantially completed the restructuring plan to reduce our operating costs and improve profitably that was announced in October 2012.  As a result of the successful implementation of this plan, we expect to improve the margins in our business overall, including our Logistics, Processing and Disposal business division.

The information in this Item 7.01 is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by EnergySolutions or any related entity under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 8.01   Other Events.

The information required by this Item 8.01 is set forth under Item 7.01 above and is hereby incorporated by reference in response to this Item.

Notice to Investors

In connection with the proposed acquisition of the Company by affiliates of Energy Capital Partners II, LP (“Energy Capital Partners”), pursuant to the Merger Agreement, EnergySolutions intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Investors and security holders of EnergySolutions are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about EnergySolutions, the proposed merger and the parties to the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by EnergySolutions with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by EnergySolutions may be obtained free of charge by directing such request to: EnergySolutions Investor Relations at 1-801-649-2000 or from the investor relations website portion of EnergySolutions’ website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

EnergySolutions and its directors and executive officers may be deemed to be participants in the solicitation of proxies from EnergySolutions’ stockholders in respect of the proposed acquisition. Information regarding EnergySolutions’ directors and executive officers is contained in EnergySolutions’ Annual Report on Form 10-K for the year ended December 31, 2011, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which EnergySolutions has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of EnergySolutions and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of EnergySolutions’ stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

Statement on Cautionary Factors

This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners Management II, LP or its designee a termination fee of up to $13,600,000, including the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the Merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against EnergySolutions related to the Merger Agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGYSOLUTIONS, INC.

	By:	/s/ Russ Workman
	Name:	Russ Workman
	Title:	General Counsel

Date: February 11, 2013